SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K


CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of the earliest event reported):  November 20,
1997



Ryan, Beck & Co., Inc.
(Exact name of registrant as specified in its charter)


New Jersey
	(State or other jurisdiction 	of incorporation)

0-1 4684
(Commission File Number)

22-1773796
(IRS Employer Identification No.)

220 South Orange Ave., Livingston, New Jersey	07039
(Address and zip code of principal executive offices)



Registrant's telephone number, including area code:	(973) 597-6000


This document consists of     10     pages







Item 5. 	Other Events

On November 19, 1997, the Company borrowed $20 million via a temporary subordinated loan from PNC Bank at the Federal Funds rate plus 100 basis points. This loan was required to maintain sufficient net capital for open contractual commitments in accordance with SEC Rule 15c3-1. On November 20, 1997, the Company co-managed an underwritten public offering which involved a $100 million debt issue and a $45 million equity issue.

Under applicable regulations, the Company is limited to three subordinated loans in any rolling 12 month period. This loan is the Company's second subordinated loan since October 14, 1997 and, therefore, the Company is limited to one additional temporary subordinated loan until after October 13, 1998.

In light of increased investment banking activities, the Company is reviewing its net capital position and the potential need to raise additional capital in the future.

Item 7.	Financial Statements, Pro Forma Financial Information and
Exhibits

	( a )Financial Statements of Businesses Acquired

		None

	( b )Proforma Financial Information

		None

	( c )Exhibits

		Exhibit 99 - Temporary Subordinated Loan Agreement
dated November 13, 1997 	between PNC Bank, National Association and
Ryan, Beck & Co., Inc.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


	      Ryan, Beck & Co., Inc.
	Registrant


	/S/ Leonard J. Stanley
	Leonard J. Stanley
	Senior Vice President, Chief
	Financial and Administrative
	Officer

Date:  November 20, 1997
EXHIBIT 99


NASD
TEMPORARY
SUBORDINATED LOAN AGREEMENT

SL-2

AGREEMENT BETWEEN:


Lender:		PNC Bank, National Association
			1600 Market Street, 21st Floor
			Philadelphia, Pennsylvania 19103

	AND

Broker-Dealer:	Ryan, Beck & Co., Inc.
			220 South Orange Avenue
			Livingston, New Jersey 07039


NASD ID NO:	003248



DATED FILED: ___________________________________________________


I.	Permissive Prepayments (Optional)

At the option of the Broker-Dealer, but not at the option of the Lender, payment of all or part of the "Payment Obligation" amount hereof prior to the Scheduled Maturity Date may be made by the Broker-Dealer only upon receipt of the prior written approval of the NASD. No prepayment shall be made if, after giving effect thereto (and to all payments of Payment Obligations under any other subordination agreements then outstanding, the maturity or accelerated maturity of which are scheduled to fall due on or prior to the date on which the Payment Obligation hereof is scheduled to mature), without reference to any projected profit or loss of the Broker-Dealer, either aggregate indebtedness of the Broker-Dealer would exceed 1000 percent of its net capital or such lesser percent as may be made applicable to the Broker-Dealer from time to time by the NASD or a governmental agency or self-regulatory body having appropriate authority or if the Broker-Dealer is operating pursuant to paragraph (a) (1) (ii) of 17 CFR 240.15c3-1, its net capital would be less than 5 percent of aggregate debit items computed in accordance with 17 CFR 240.15c3-3a, or if registered as a futures commission merchant, 7 percent of the funds required to be segregated pursuant to the Commodity Exchange Act and the regulations thereunder, (less the market value of commodity options purchased by option customers on or subject to the rules of a contract market, provided, however, the deduction for each option customer shall be limited to the amount of customer funds in such option customer's account), if greater, or its net capital would be less than 120 percent to the minimum dollar amount required by 17 CFR 240.15c3-1 including paragraph (a) (1) (ii), if applicable, or such greater dollar amount as may be made applicable to the Broker-Dealer by the NASD, or a governmental agency or self-regulatory body having appropriate authority.


II.	Suspended Repayments

(a)	The Payment Obligation of the Broker-Dealer shall be suspended and shall not mature if, after giving effect to such payments (together with the payment of any Payment Obligation of the Broker-Dealer under any other subordination agreement scheduled to mature on or before such Payment Obligation) the aggregate indebtedness of the Broker-
Dealer would exceed 1200 percent of its net capital or such lesser percent as may be made applicable to the Broker-Dealer from time to time by the NASD, or a governmental agency or self-regulatory body having appropriate authority, or if the Broker-Dealer is operating pursuant to paragraph (a) (1) (ii) of 17 CFR 240.15c3-1, its net capital would be less than 5 percent of aggregate debit items computed in accordance with 17 CFR 240.15c3-3a, or , if registered as a futures commission merchant, 6 percent of the funds required to be segregated pursuant to the Commodity Exchange Act and the regulations thereunder, (less the market value of commodity options purchased by option customer on or subject to the rules of a contract market, provided, however, the deduction for each option customer shall be limited to the amount of customer funds in such option customer's account,) if greater, or its net capital would be less than 120 percent of the minimum dollar amount as may be made applicable to the Broker-Dealer by the NASD, or a governmental agency or self-regulatory body having appropriate authority.

(b)	(Optional) The Broker-Dealer agrees that if its obligation to pay the principal amount hereof is suspended for a period of six months, the Broker-Dealer will thereupon commence a rapid and orderly complete liquidation of its business. The date on which the liquidation commences shall be the maturity date for each subordination agreement of the Broker-Dealer then outstanding.


III.	Accelerated Maturity of the Subordination Agreement Upon the
Occurrence of an Event of Default (Optional)

(a)	If the liquidation of the business of the Broker-Dealer has not already commenced, the Payment Obligation shall mature, together with accrued interest or compensation upon the occurrence of an Event of Default, as hereinafter defined.

(b)	Further, if liquidation of the business of the Broker-Dealer has not already commenced, the rapid and orderly liquidation of the business of the Broker-Dealer shall then commence upon the happening of an Event of Default, and the date of said Event of Default shall be the date on which the Payment Obligations of the Broker-Dealer with respect to all other subordination agreements then outstanding shall mature.

Events of Default Which May be Included Shall be Limited to:

(i)	The filing of an application by the Securities Investor Protection
Corporation for a decree adjudicating that customers of the Broker-
Dealer are in need of protection under the Securities Investor
Protection Act of 1970 and the failure of the Broker-Dealer to obtain the dismissal of such application within 30 days;

(ii)	The aggregate indebtedness of the Broker-Dealer exceeding 1500 percentum of its net capital or, in the case of a Broker-Dealer which has elected to operate under paragraph (a) (1) (ii) of 17 CFR 240.15c3-1, its net capital computed in accordance therewith is less than 2 percent of its aggregate debit items computed in accordance with 17 CFR 240.15c3-3a, or if registered as a futures commission merchant, 4 percent of the funds required to be segregated pursuant to the Commodity Exchange Act and the regulations thereunder, (less the market value of commodity options purchased by option customers on or subject to the rules of a contract market, provided, however, the deduction for each option customer shall be limited to the amount of customer funds in such option customer's account,) if greater, throughout a period of 15 consecutive business days, commencing on the day the Broker-Dealer first determines and notifies the Lender and the NASD, or the NASD or the Commission first determines and notifies the Broker-Dealer of such fact;

(iii)	Revocation by the Commission of the registration of the Broker-Dealer;

(iv)	Suspension by the NASD (without reinstatement with 10 days) or revocation of the Broker-Dealer's status as a member thereof; and

(v)	Receivership, insolvency, liquidation pursuant to the Securities
Investor Protection Act of 1970 or otherwise, bankruptcy, assignment for the benefit of creditors, reorganization whether or not pursuant to bankruptcy laws, or any other marshaling of the assets and liabilities of the Broker-Dealer.
IV.	Notice of Maturity or Accelerated Maturity

The Broker-Dealer shall immediately notify the NASD if, after giving effect to all payments of Payment Obligations under subordination agreements then outstanding which are then due or mature within six months without reference to any projected profit or loss of the Broker-Dealer, either the aggregate indebtedness of the Broker-Dealer would exceed 1200 percent of its net capital, or, in the case of a Broker-Dealer operating pursuant to paragraph
(a) (1) (ii) of 17 CFR 240.15c3-1, its net capital would be less than 5 percent of aggregate debit items computed in accordance with 17 CFR 240.15c3-3a, or, if registered as a futures commission merchant, 6 percent of the funds required to be segregated pursuant to the Commodity Exchange Act and the regulations thereunder, (less the market value of commodity options purchased by option customers on or subject to the rules of a contract market, provided, however, the deduction for each option customer shall be limited to the amount of customer funds in such option customer's account,) if greater, and in either case, if its net capital would be less than 120 percent of the minimum dollar amount required by 17 CFR 240.15c3-1 including paragraph (a) (1) (ii), if applicable, or such greater dollar amount as may be made applicable to the Broker-Dealer by the NASD, or a governmental agency or self-regulatory body having appropriate authority.


V.	Broker-Dealers Carrying the Accounts of Specialists and Market Makers
in Listed 	Options

A Broker-Dealer who guarantees, endorses, carries or clears specialist or market-maker transactions in options listed on a national securities exchange or facility of a national securities association shall not permit a reduction, prepayment or repayment of the unpaid principal amount if the effect would cause the equity required in such specialist or market-maker accounts to exceed 1000 percent of the Broker-Dealer's net capital or such percent as may be made applicable to the Broker-Dealer from time to time by the NASD, or a governmental agency or self-regulatory body having appropriate authority.


VI.	Broker-Dealer Registered With CFTC

If the Broker-Dealer is a futures commission merchant or introductory broker as that term is defined in the Commodity Exchange Act, the Organization agrees, consistent with the requirements of Section 1.17(h) of the regulations of the CFTC (17 CFR 1.17(h)), that:

(a)	Whenever prior written notice by the Broker-Dealer to the NASD is required pursuant to the provisions of this Agreement, the same prior written notice shall be given by the Broker-Dealer to (i) the CFTC at its principal office in Washington, D.C., attention Chief Accountant of Division of Trading and Markets, and/or (ii) the commodity exchange of which the Organization is a member and which is then designated by the CFTC as the Organization's designated self-regulatory organization (the "DSRO");

(b)	Whenever prior written consent, permission or approval of the NASD is required pursuant to the provisions of this Agreement, the Broker-
Dealer shall also obtain the prior written consent, permission or approval of the CFTC (and/or of the DSRO); and,

(c)	Whenever the Broker-Dealer receives written notice of acceleration of maturity pursuant to the provisions of this Agreement, the Broker-
Dealer shall promptly give written notice thereof to the CFTC at the address above stated and/or to the DSRO.

VII.	General

This Temporary Subordinated Loan Agreement shall not be available to the Broker-Dealer if within the preceding thirty calendar days, it has given notice pursuant to 17 CFR 240.17a-11 under the Securities Exchange Act of 1934, irrespective of its compliance with such provisions, or if immediately prior to entering into such subordination agreement either the aggregate indebtedness of the Broker-Dealer exceeds 1000 percent of its net capital, or, in the case of a Broker-Dealer operating pursuant to paragraph (a) (1)
(ii) of 17 CFR 240.15c3-1, its net capital is less than 5 percent of aggregate debit items computed in accordance with 17 CFR 240.15c3-a, or, if registered as a futures commission merchant, 7 percent of the funds required to be segregated pursuant to the Commodity Exchange Act and the regulations thereunder, (less the market value of commodity options purchased by option customers on or subject to the rules of a contract market, provided, however, the deduction for each option customer shall be limited to the amount of customer funds in such option customer's account,) if greater, and in either case, if its net capital would be less than 120 percent of the minimum dollar amount required by 17 CFR 240.15c3-1 including paragraph (a)
(1) (ii), if applicable, or such greater dollar amount as may be made applicable to the Broker-Dealer by the NASD, or a governmental agency or self-regulatory body having appropriate authority, or if the amount of its then outstanding satisfactory subordination agreements exceeds 70 percent of its debt-equity total as this term is defined in paragraph (d) of 17 CFR 240.15c3-1 for a period in excess of 90 days, or for such longer period which the Commission may upon application of the Broker-Dealer grant in the public interest or for the protection of investors.

The Agreement shall not be subject to cancellation by either the Lender or the Broker-Dealer, and no payment shall be made, nor the Agreement terminated, rescinded or modified by mutual consent or otherwise if the effect thereof would be inconsistent with the requirements of 17 CFR 240.15c3-1 and 240.15c3-1d.

In the event of the appointment of a receiver or trustee of the Broker-Dealer or in the event of its insolvency, liquidation pursuant to the Securities Investor Protection Act of 1970 or otherwise, bankruptcy, assignment for the benefit of creditors, reorganization whether or not pursuant to bankruptcy laws, or any other marshaling of the assets and liabilities of the Broker-Dealer, the Payment Obligation of the Broker-Dealer shall mature, and the holder hereof shall not be entitled to participate or share, ratably or otherwise, in the distribution of the assets of the Broker-Dealer until all claims of all other present and future creditors of the Broker-Dealer, whose claims are senior hereto, have been fully satisfied.

This Agreement may not be transferred, sold, assigned, pledged or otherwise encumbered or otherwise disposed of, and no lien, charge or other encumbrance may be created or permitted to be created thereon without the prior written consent of the NASD.

The Lender irrevocably agrees that the loan evidenced hereby is not being made in reliance upon the standing of the Broker-Dealer as a member organization of the NASD or upon the NASD surveillance of the Broker-Dealer's financial position or its compliance with the By-Laws, rules and practices of the NASD. The Lender has made such investigation of the Broker-Dealer and its partners, officers, directors and stockholders as the Lender deems necessary and appropriate under the circumstances.

TEMPORARY SUBORDINATED LOAN AGREEMENT


	AGREEMENT dated November 13, 1997, to be effective November 19, 1997, between PNC Bank, National Association, (the "Lender") and Ryan, Beck & Company (the "Broker-Dealer") for the purpose of participating in a "firm commitment underwriting" of BankAtlantic Bancorp. <F1>

	In consideration of the sum of $20,000,000.00 and subject to the terms and conditions hereinafter being set forth, the Broker-Dealer promises to pay to the Lender or assigns on January 2, 1998, (the "Scheduled Maturity Date") at the principal office of the Lender the aforedescribed sum and interest thereon payable at each day's opening Fed Funds rate plus one percent (1%) per annum, calculated on the basis of a 365-day year from the effective date of this Agreement, which date shall be the date so agreed upon by the Lender and the Broker-Dealer unless otherwise determined by the National Association of Securities Dealers, Inc. ("NASD"). This Agreement shall not be considered a satisfactory subordination agreement pursuant to the provisions of 17 CFR 240.15c3-ld unless and until the NASD has found the Agreement acceptable and such Agreement has become effective in the form found acceptable.

	The cash proceeds covered by this Agreement shall be used and dealt with by the Broker-Dealer as part of its capital and shall be subject to the risks of the business. The Broker-Dealer shall have the right to deposit any cash proceeds of this Subordinated Loan Agreement in an account or accounts in its own name in any bank or trust company.

	The Lender irrevocably agrees that the obligations of the Broker-Dealer under this Agreement with respect to the payment of principal and interest shall be and are subordinate in right of payment and subject to the prior payment or provisions for payment in full of all claims of all other present and future creditors of the Broker-Dealer arising out of any matter occurring prior to the date on which the related Payment Obligation (as defined herein) matures consistent with the provisions of 17 CFR 240.15c3-1 and 240.15c3-1d, except for claims which are the subject of subordination agreements which rank on the same priority as or are junior to the claim of the Lender under such subordination agreements.

	The Lender is not relying upon the NASD to provide any information concerning or relative to the Broker-Dealer and agrees that the NASD has no responsibility to disclose to the Lender any information concerning or relating to the Broker-Dealer which it may now, or at any time, have.

	The term "Broker-Dealer" as used in this Agreement shall include the Broker-Dealer, it heirs, executors, administrators, successors and assigns.

	The term "Payment Obligation" shall mean the obligation of the Broker-Dealer to repay cash lent to it pursuant to this Subordinated Loan
Agreement.

	The provisions of this Agreement shall be binding upon the Broker-Dealer and the Lender and their respective heirs, executors, administrators, successors and assigns.

	This instrument embodies the entire agreement between the Broker-Dealer and Lender and no other evidence of such agreement has been or will be executed without the prior written consent of the NASD.

	This agreement shall be deemed to have been made under and shall be governed by the laws of the Commonwealth of Pennsylvania in all respects.

	IN WITNESS WHEREOF the parties have set their hands and seals this 13th day of November, 1997.

PNC Bank, National Association	Ryan, Beck & Co., Inc.
By:						By:


/s/ Paul Devine				/s/ Louis G. Intorre

Paul Devine				Louis G. Intorre
Vice President				Vice President


For NASD use only

Accepted by:



	Name:
	Title:

Effective Date:

Loan Number:

SUBORDINATED LOAN AGREEMENT
LENDER'S ATTESTATION

1.	I have received and reviewed a copy of Appendix D of 17 CFR 240, 15c3-
1 and am familiar with its provisions.

2.	I am aware that the funds or securities subject to this Agreement are not covered by the Securities Investor Protection Act of 1970.

3.	I understand that I will be furnished financial statements pursuant to
SEC Rule 17a-5(c).

4.	On the date this agreement was entered into, the broker-dealer did not carry funds or securities for our account.

5.	Lender's business relationship to the broker-dealer is that of a commercial bank making a loan to a corporate customer.

6.	Neither a partner nor a stockholder actively engaged in the business of the broker-dealer, I acknowledge receipt of the following:

	a.	Certified audit and accountant's certificate dated 12/31/96.

	b.	There was no disclosure required of financial and/or operational problems since the last certified audit which required reporting pursuant to SEC Rule 17a-11.

	c.	Balance sheet and statement of ownership equity dated 9/30/97.

	d.	Most recent computation of net capital and aggregated
indebtedness or aggregate debit items dated 9/30/97 and reflecting a net capital of $4,209,000.00 and a ratio of 123%.

	e.	Debt/equity ratio as of 9/30/97 of 0%.

	f.	Other disclosures:  none.

	PNC Bank, National Association



	By:  Paul Devine, Vice President


[FN]
<F1>
A Temporary Subordinated Loan is only available for the purpose of enabling a broker-dealer to participate as an underwriter of securities. Therefore, for net capital computations the effective date of a temporary subordination shall be the day immediately preceding the date the underwriting is declared effective by the Securities and Exchange Commission.